Exhibit 99.2 Gogo to Acquire Satcom Direct © 2024 Gogo Inc. All trademarks are the property of their respective owners.

Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned against relying on forward-looking statements as it is very difficult to predict the impact of known factors and it is impossible to anticipate all factors that could affect actual results. These forward-looking statements include, without limitation, statements regarding the Company’s business outlook, industry, business strategy, plans, goals and expectations concerning the Company’s market position, international expansion, future technologies, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this document, the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this document. Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, our ability to effectively evaluate and pursue strategic opportunities. Additional information concerning these and other factors can be found under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2024, and in the Company’s Quarterly Reports on Form 10-Q as filed with the SEC on May 7, 2024 and August 7, 2024. In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this report document may not be realized and you are cautioned against relying thereon. All forward-looking statements attributable to the company or persons acting on the company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Establishing the only multi-orbit, multi-band global IFC provider for the BA and military/government mobility markets Unique LEO, GEO, L-band, ATG and Flight Deck offering able to satisfy performance, resiliency and cost needs of all BA segments Combines two respected business aviation-focused companies Expands platform for the sale and service of new products across combined installed base of 12,000 unique global customers Accelerates adoption of Gogo’s LEO connectivity solution with Satcom Direct’s global sales and support network Complementary OEM and aftermarket positions to drive enhanced recurring revenue with long customer lifetimes Provides Gogo entry into the large and fast-growing military/government mobility vertical Brings together world-class talent with complementary expertise Delivers scale benefits, immediate accretion and significant cost synergies Enhances Gogo’s strategic, competitive and financial positions for greater long-term shareholder and customer value creation 3

Satcom Direct: a leading GEO satellite in-flight connectivity service provider

Company Profile

~$485M	~17%	13%
2024E Revenue*	Adj. EBITDA Margin*	2021A-2024E Revenue* CAGR

6000	100+	13	1997
Aircraft in service[1]	Countries with customers	Global offices	Founded

- Strong talent with deep satellite connectivity expertise
- World-class customer service & support globally
- Strong GS OEM relationship drives UOL growth
- Complementary customer-centric, innovative culture

Approximate Revenue Splits by Vertical



20%
80%
Business Aviation
Mil/Gov

SD Serves Highly Complementary BA Customers



~5000 Total
1300 Heavy Jets
with broadband connectivity via multi-bearer SDR router
Segment generates ~50% of total SD revenue
Only 175 customers in this segment overlap with Gogo
SD BA Aircraft in Service[1]

*On a pro forma adjusted basis
[1] Unique aircraft

4

Establishing an unmatched BA offering GEO Multi-orbit (GEO, LEO, ATG) LEO B2B enterprise Forthcoming network reliability AVANCE SDR Multi-bearer routers Solutions for all BA aircraft sizes Software strength from SD Pro DASH aircraft tip to tail & FDF North America Rest of World Complementary (ATG) (Satellite) geographies Global sales force and customer service 5

Advances Gogo’s strategy for long-term value creation 1§ Satcom Direct’s leading ex.-NAM service and support infrastructure provides an immediate launchpad for Gogo Galileo § Satcom Direct’s 1,300 SDR-enabled jets are prime candidates for adding Gogo Galileo Expand TAM to include § Unique opportunity in the military/government mobility vertical 14,000 ex-NA aircraft 2 § Complementary OEM and aftermarket positions to support broader AVANCE and SDR penetration; long customer lifetimes § Combined installed base of approximately 12,000 unique global customers to sell upgrades to Driving AVANCE new technologies with easy, cost-effective installation penetration 3 § Creates unique LEO, GEO, L-band and ATG offering able to serve every segment of the BA market with the very best solutions – from North America ATG to meet basic connectivity needs, to integrated multi-orbit LEO-GEO solutions Serve all segments of § Ability to satisfy the most demanding customers the global BA market 6

Well-positioned to catalyze growth with LEO in two attractive and underpenetrated market verticals gogo

Business Aviation*

- **Strong demand growth** driven by cloud computing, streaming and video conferencing
- **Highly unpenetrated market:** LEO/ESA is the catalyst for dramatic penetration rate acceleration

Only 34% of BA jets have broadband IFC today

Total Global BA Jets


7k
11k
6k
Heavy
Medium/Super-Mid
Lite

- Galileo FDX to target ~7k heavy jets, including add-ons in ~1300 Satcom Direct heavy jet fleet
- Galileo HDX targeting
  - ~5k mid/lite jets with no broadband solution outside the US,
  - Large portion of 12K US mid/lite, that fly regional, or desire high capacity

*Excluding turboprops

Military/Government Mobility

- U.S. Mil/Gov mobility satcom spend $1.5B, and growing rapidly as departments install, or upgrade connectivity
- Long-term government contracts that are resilient to changes in market dynamics
- **Uniquely positioned** to:
  - Offer both integrated LEO, GEO, ATG networks to the US Government
  - Fulfills government PACE requirements
  - Service global government customers wanting to utilize their own GEO assets
  - Gain immediate government customer access for Gogo Leo offering as SD a prime contractor on significant PLEO contract

7

Unlocks near- and long-term financial benefits

Pro Forma Combined Company 2024E

~$890M	~24%	$100M+
Revenue	Adj. EBITDA Margin	Free Cash Flow

Expected Annual Run-Rate Cost Synergies

$25-30M | *2 years post-closing*

Strong Long-Term Financial Profile

~10%
Expected Long-term Annual Revenue Growth

Mid-20%
Expected Long-term Adj. EBITDA Margin

Significant
Free Cash Flow Accretion

Immediately accretive to earnings and free cash flow per share

8

Transaction summary § $375 million in cash (subject to customary adjustments) and 5 million shares of Gogo stock issued at transaction closing § Shares subject to certain lock-up provisions § Additional potential consideration capped at $225 million, based on retaining and growing broadband customers above certain Consideration performance thresholds in the form of: § Royalty earnout from 2025 –2028; and § Buyout earnout based on 2028 results. § Combination of cash-on-hand and $275M committed new debt Financing § Anticipate net leverage ratio of ~4x at closing; expect to return to target net leverage range of 2.5-3.5x 2 years post-closing § Bringing together the best products, processes and people Organization § Expect members of the Satcom Direct leadership team to join Gogo at closing Closing§ Expect to close by the end of 2024, subject to regulatory approvals and other customary closing conditions 9

Q&A © 2024 Gogo Inc. All trademarks are the property of their respective owners.